RELIASTAR LIFE INSURANCE COMPANY

                               Select*Annuity III
              Individual Deferred Variable/Fixed Annuity Contracts
 Issued by ReliaStar Select Variable Account of ReliaStar Life Insurance Company

                      Supplement Dated January 22, 1999 to
                          Prospectus Dated May 1, 1998


Effective April 30, 1999, sub-accounts investing in the following Funds (the "Closed Funds") are being closed to new monies, and will no longer accept additional premiums or transfers:

*           Fidelity VIP Overseas Portfolio
*           Fidelity VIP II Asset Manager Portfolio
*           Putnam VT Asia Pacific Growth Fund
*           Putnam VT Diversified Income Fund
*           Putnam VT Utilities Growth and Income Fund

If new premiums are received on or after April 30, 1999 for investment in one or more of the Closed Funds, these premiums will automatically be re-allocated to the Fidelity VIP Money Market Fund option, unless we receive instructions from you to the contrary. If we receive additional premiums but you have already reached the 17 Fund limitation (as outlined in the Prospectus), and the Fidelity VIP Money Market Fund was not one of these Funds, then the additional premiums will be re-allocated pro rata to the other Funds to which you have allocated monies, and which are not being closed.

If you have elected the dollar cost averaging service, and one or more of the transferee funds you have selected is a Closed Fund, then the service will be terminated and you will be required to complete a new dollar cost averaging form specifying new transferee fund(s).

If you have elected the portfolio rebalancing service, and one or more of the Funds you have elected is a Closed Fund, then the service will be terminated. If you wish to resume this service, you will be required to complete a new portfolio rebalancing form, and re-allocate all monies currently allocated to Closed Funds to Funds that have not been closed.